SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2003



                        International DisplayWorks, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       0-27002               94-3333649
           --------                       -------               ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 415-0864
          (Address and telephone number of principal executive offices)



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        Exhibit Number   Description

        99 Press Release Announcing Management Purchase of 320,000 Shares of Common Stock

Item 9.     Regulation FD Disclosure

        On March 4, 2003, certain officers, directors and employees of International DisplayWorks, Inc. (the "Company") purchased 320,000 shares of common stock of the Company in a private transaction from a non-affiliate of the Company. The non-affiliate stockholder sold a total of 600,000 shares in the private transaction. A copy of the press release is attached as Exhibit 99.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               International DisplayWorks, Inc.,
                                               a Delaware Corporation



Dated:  March 4, 2003                          /s/ STEPHEN C. KIRCHER
        -------------                          ---------------------------------
                                               Stephen C. Kircher,
                                               Chief Executive Officer
                                               (Principal Executive Officer)